                                                                  EXHIBIT 10.24

[Letterhead]

BIOTRANSPLANT
------------- [LOGO]
INCORPORATED



December 1, 1998
                                                        Building 75, 3rd Avenue
                                                          Charlestown Navy Yard
                                                          Charlestown, MA 02129
                                                              Tel: 617/241-5200
                                                               FAX 617/241-8780
David H. Sachs, M.D.
Director, Transplantation Biology
Research Center
Department of Surgery
Massachusetts General Hospital
Charlestown, MA 02129

Dear David:

As January 1, 1999 completes eight years of your consulting arrangements with us, BioTransplant is pleased to renew your contract for the coming year (1/1/99-1/1/2000). Per our agreement, the consumer price index increased by 1.5% and the consulting rate is $92,704.00 for the coming year.

Please sign both copies of this letter, return one copy to me and keep the other for your records.

David, based on all the hard work that we've done to date, 1999 should finally achieve our proof of principle!

Best Wishes,


/S/ Elliot Lebowitz
--------------------------
Elliot Lebowitz, Ph.D.
President and CEO



Accepted by:


/S/ David H. Sachs
--------------------------
David H. Sachs, M.D.


12/15/98
--------------------------
Date

[Letterhead]

BIOTRANSPLANT
------------- [LOGO]
INCORPORATED



January 5, 2000
                                                        Building 75, 3rd Avenue
                                                          Charlestown Navy Yard
                                                          Charlestown, MA 02129
                                                              Tel: 617/241-5200
                                                               FAX 617/241-8780
David H. Sachs, M.D.
Professor of Surgery (Immunology), Harvard Medical School
Director, Transplantation Biology Research Center
Massachusetts General Hospital
MGH-East, Building 149-9019, 13th Street
Boston, MA 02129

Dear David:

As January 1, 2000 completes nine years of your consulting arrangements with us, BioTransplant is pleased to renew your contract for the coming year (1/1/2000-1/1/2001). Per our agreement, the consumer price index increased by 2.7% and the consulting rate is $95,207.00 for the coming year.

Please sign both copies of this letter, return one copy to me and keep the other for your records.

David, based on all the hard work that we've done to date, 2000 should finally achieve our proof of principle!

Best Wishes,


/S/ Elliot Lebowitz
--------------------------
Elliot Lebowitz, Ph.D.
President and CEO



Accepted by:

/S/ David H. Sachs
------------------------------
Name


1/11/2000
---------------------------
Date